UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM  8-K

CURRENT  REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	December 5, 2007

Microfield Group, Inc.
(Exact name of registrant as specified in its charter

Oregon	000-26226	93-0935149
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

111 SW Columbia, Suite 480, Portland, OR	97201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (503) 419-3580    .

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a)           Resignation of Director.  On November 29, 2007, the Board of Directors of Microfield Group, Inc. (“Microfield”) accepted Michael W. Stansell’s resignation from the Board of Directors, effective immediately.

ITEM 8.01.  OTHER EVENTS.

On November 29, 2007, Microfield’s Audit Committee approved a revision to Microfield’s Audit Committee Charter.  The revised Audit Committee Charter is attached hereto as Exhibit 99.1.  Additionally, Microfield’s Board appointed John Metcalf as a member and chairman of the Audit Committee, and Phil Harris and Kurt Yeager as the remaining members.  The Board has determined that all members of the Audit Committee are independent as that term is defined in the Audit Committee Charter.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Audit Committee Charter as revised.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 7, 2007.
Microfield Group, Inc.

/s/ Rodney M. Boucher
Rodney M. Boucher
Chief Executive Officer